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                                                                   EXHIBIT 24.1

                     BRIGHTVIEW COMMUNICATIONS GROUP, INC.

                               POWER OF ATTORNEY

                      REGISTRATION STATEMENT ON FORM S-1
                      ----------------------------------

  KNOW ALL MEN BY THESE PRESENTS, that BrightView Communications Group, Inc. (the "Company"), and each of the undersigned officers and directors of the Company, hereby appoint Neal Vitale, Richard S. Willis or Daniel H. Blumenthal, and each of them, as attorneys-in-fact for the undersigned and for each of them (with full power of substitution and resubstitution, for and in the name, place and stead of each of the Company and undersigned officers and directors, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement on Form S-1, for the purposes of registering shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company and any and all amendments, supplements and exhibits to any such Registration Statement, including post-effective amendments and registration statements filed pursuant to Rule 462(b) under the Securities Act, and any and all applications or other documents in connection with the inclusion of the Company's Common Stock on the New York Stock Exchange, and any and all documents required to be filed with any state securities regulating board or commission pertaining to such Registration Statement or securities covered thereby, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in order to effectuate the same as fully and to all intents and purposes as each of the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

                                     * * *
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  EXECUTED as of the 7th day of August, 1997.

BrightView Communications Group,
 Inc.


By: /s/ Neal Vitale                       /s/ Avy H. Stein
    -----------------------------------   -------------------------------------
    Name: Neal Vitale                     Avy H. Stein
    Title: President
                                          /s/ Daniel H. Blumenthal
                                          -------------------------------------
                                          Daniel H. Blumenthal

                                          /s/ D. Claeys Bahrenburg
                                          -------------------------------------
                                          D. Claeys Bahrenburg

                                          /s/ Neal Vitale
                                          -------------------------------------
                                          Neal Vitale

                                          /s/ James D. Dunning, Jr.
                                          -------------------------------------
                                          James D. Dunning, Jr.

                                          /s/ Stuart Karu
                                          -------------------------------------
                                          Stuart Karu

                                          /s/ Laurence H. Bloch
                                          -------------------------------------
                                          Laurence H. Bloch

                                          /s/ Richard S Willis
                                          -------------------------------------
                                          Richard S Willis

                                          /s/ John R. Willis
                                          -------------------------------------
                                          John R. Willis